UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2010

INTERNATIONAL COAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32679 (Commission File Number)	20-2641185 (IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia (Address of Principal Executive Offices)	25560 (Zip Code)

Registrant’s telephone number, including area code:  (304) 760-2400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2010, International Coal Group, Inc (the “Company”) issued a press release announcing that construction has resumed at its ICG Tygart Valley subsidiary’s Tygart No. 1 deep mine complex in Taylor County, near Grafton, West Virginia. The Tygart No. 1 project received all essential federal and state approvals, but challenges lodged by a local anti-mining organization caused work on the project to be suspended in late 2008. Those challenges were overruled in March by the West Virginia Surface Mine Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated June 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Senior Vice President, Secretary and General Counsel

Date:  June 2, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 2, 2010

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